Exhibit 99.1

FOR IMMEDIATE RELEASE

November 13, 2023

Generation Income Properties Announces Third Quarter 2023 Financial and Operating Results

TAMPA, FLORIDA – Generation Income Properties, Inc. (NASDAQ:GIPR) ("GIPR" or the "Company") today announced its financial and operating results for the three-month period ended September 30, 2023.

Highlights

(For the 3 months ended September 30, 2023)

•
Generated net loss attributable to common shareholders of ($1.8 million), or ($0.70) per basic and diluted share.
•
Generated Core FFO of ($66 thousand), or ($0.03) per basic and diluted share.
•
Generated Core AFFO of ($24 thousand), or ($0.01) per basic and diluted share.

FFO and related measures are supplemental non-GAAP financial measures used in the real estate industry to measure and compare the operating performance of real estate companies. A complete reconciliation containing adjustments from GAAP net income to Core FFO and Core AFFO is included at the end of this release.

Commenting on the quarter David Sobelman, Chief Executive Officer, noted "As reported, at the beginning of the third quarter we completed the acquisition of a $42 million dollar net lease portfolio consisting of thirteen properties across eight states. This transaction has increased almost every metric in GIPRs portfolio to the benefit of our shareholders and we're pleased to see that reflected in our results for the quarter."

Portfolio

•
Approximately 68% of our portfolio’s annualized base rent ("ABR") as of September 30, 2023 was derived from tenants that have (or whose parent company has) an investment grade credit rating from a recognized credit rating agency of “BBB-” or better. Our largest tenants are the General Service Administration, Dollar General, City of San Antonio (Pre-K), and Kohl's Corporation and contributed approximately 49% of our portfolio's ABR (based on ABR as of September 30, 2023) .
•
Our portfolio is 96% leased and occupied.
•
Approximately 84% of the leases in our current portfolio provide for increases in contractual base rent during future years of the current term or during the lease extension periods.
•
Average effective annual rental per square foot is $16.02.

Liquidity and Capital Resources

•
We had $4.4 million in total cash and cash equivalents as of September 30, 2023.
•
Total mortgage loans, net was $57.1 million as of September 30, 2023.

Financial Results

•
Total revenue from operations was $1.8 million as compared to $1.5 million for the three months ended September 30, 2023 and 2022, respectively.
•
Operating expenses, including G&A, for the same periods were $3.1 million and $2.0 million, respectively.
•
Net operating income (“NOI”) for the same periods was $1.4 million and $1.2 million.

•
Net loss attributable to GIPR for the three months ended September 30, 2023 was $1.6 million as compared to net loss of $639 thousand for the same period last year.

The Company is not providing guidance on future financial results or acquisitions and dispositions at this time. However, the Company will provide timely updates on material events, which will be broadly disseminated in due course. The Company’s executives, along with its Board of Directors, continue to assess the advisability and timing of providing such guidance to better align GIPR with its industry peers.

About Generation Income Properties

Generation Income Properties, Inc., located in Tampa, Florida, is an internally managed real estate investment trust formed to acquire and own, directly and jointly, real estate investments focused on retail, office, and industrial net lease properties in densely populated submarkets. Additional information about Generation Income Properties, Inc. can be found at the Company's corporate website: www.gipreit.com.

Forward-Looking Statements

This press release, whether or not expressly stated, may contain "forward-looking" statements as defined in the Private Securities Litigation Reform Act of 1995. The words "believe," "intend," "expect," "plan," "should," "will," "would," and similar expressions and all statements, which are not historical facts, are intended to identify forward-looking statements. These statements reflect the Company's expectations regarding future events and economic performance and are forward-looking in nature and, accordingly, are subject to risks and uncertainties. Such forward-looking statements include risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements which are, in some cases, beyond the Company’s control and which could have a material adverse effect on the Company's business, financial condition, and results of operations. These risks and uncertainties include the risk that we may not be able to timely identify and close on acquisition opportunities, our limited operating history, potential changes in the economy in general and the real estate market in particular, the COVID-19 pandemic, and other risks and uncertainties that are identified from time to in our SEC filings, including those identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed on March 28, 2023, which are available at www.sec.gov. The occurrence of any of these risks and uncertainties could have a material adverse effect on the Company's business, financial condition, and results of operations. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Any forward-looking statement made by us herein speaks only as of the date on which it is made. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof, except as may be required by law.

Notice Regarding Non-GAAP Financial Measures

In addition to our reported results and net earnings per diluted share, which are financial measures presented in accordance with GAAP, this press release contains and may refer to certain non-GAAP financial measures, including Funds from Operations ("FFO"), Core Funds From Operations ("Core FFO"), Adjusted Funds from Operations (“AFFO”), Core Adjusted Funds from Operations ("Core AFFO"), and Net Operating Income (“NOI”). We believe the presentation of the financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and related measures, including NOI, should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure, and should be considered in addition to, and not in lieu of, GAAP financial measures. You should not consider our Core FFO, Core AFFO, or NOI as an alternative to net income or cash flows from operating activities determined in accordance with GAAP. Our reconciliation of non-GAAP measures to the most directly comparable GAAP financial measure and statements of why management believes these measures are useful to investors are included below.

Consolidated Balance Sheets

	As of September 30,	As of December 31,
	2023	2022
	(unaudited)
Assets
Investment in real estate
Land	$21,996,902	$12,577,544
Building and site improvements	71,623,505	39,764,890
Acquired tenant improvements	2,247,081	907,382
Acquired lease intangible assets	10,573,535	4,677,928
Less: accumulated depreciation and amortization	(7,478,372)	(5,623,318)
Net real estate investments	98,962,651	52,304,426
Investment in tenancy-in-common	-	1,218,268
Cash and cash equivalents	4,338,172	3,718,496
Restricted cash	34,500	34,500
Deferred rent asset	340,198	288,797
Prepaid expenses	318,622	132,642
Accounts receivable	305,888	96,063
Escrow deposits and other assets	303,568	184,241
Right of use asset, net	6,169,714	6,232,662
Total Assets	$110,773,313	$64,210,095

Liabilities and Equity
Liabilities
Accounts payable	$304,278	$173,461
Accrued expenses	1,007,486	365,624
Accrued expense - related party	587,022	128,901
Acquired lease intangible liabilities, net	1,051,624	639,973
Insurance payable	138,291	46,368
Deferred rent liability	317,449	251,798
Lease liability, net	6,380,708	6,356,288
Other payable - related party	1,809,840	2,587,300
Loan payable - related party	5,500,000	1,500,000
Mortgage loans, net of unamortized debt discount of $1,374,035 and $717,381 at September 30, 2023 and December 31, 2022, respectively	57,078,131	35,233,878
Total liabilities	74,174,829	47,283,591

Redeemable Non-Controlling Interests	18,424,559	5,789,731

Preferred Stock
Series A Redeemable Preferred stock, net, $0.01 par value, 2,400,000 shares authorized, issued, and outstanding at September 30, 2023 with liquidation preferences of $5 per share and no shares authorized or issued at December 31, 2022	11,637,616	-
Stockholders' Equity
Common stock, $0.01 par value, 100,000,000 shares authorized; 2,619,232 and 2,501,644 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively	26,192	25,016
Additional paid-in capital	18,683,617	19,307,518
Accumulated other comprehensive income	78,969	-
Accumulated deficit	(12,668,727)	(8,640,796)
Total Generation Income Properties, Inc. Stockholders' Equity	6,120,051	10,691,738

Non-Controlling Interest	416,258	445,035
Total equity	6,536,309	11,136,773

Total Liabilities and Equity	$110,773,313	$64,210,095

Consolidated Statements of Operations

(unaudited)

	Three Months ended September 30,		Nine Months ended September 30,
	2023	2022	2023	2022
Revenue
Rental income	$1,841,044	$1,473,789	$4,486,501	$4,034,286
Other income	3,104	296	23,564	837
Total revenue	$1,844,148	$1,474,085	$4,510,065	$4,035,123

Expenses
General and administrative expense	530,538	408,570	1,233,674	1,222,986
Building expenses	431,359	269,781	1,065,214	848,373
Depreciation and amortization	981,419	561,510	2,096,970	1,551,079
Interest expense, net	770,624	382,440	1,706,585	1,088,361
Compensation costs	346,196	334,992	980,202	925,432
Total expenses	3,060,136	1,957,293	7,082,645	5,636,231
Operating loss	(1,215,988)	(483,208)	(2,572,580)	(1,601,108)
Other expense	(639)	-	(506,639)	-
Income on investment in tenancy-in-common	3,362	16,751	32,773	23,841
Dead deal expense	-	(45,660)	(109,569)	(153,031)
Loss on debt extinguishment	-	-	-	(144,029)
Net loss	$(1,213,265)	$(512,117)	$(3,156,015)	$(1,874,327)
Less: Net income attributable to non-controlling interests	425,636	126,803	681,915	386,947
Net loss attributable to Generation Income Properties, Inc.	$(1,638,901)	$(638,920)	$(3,837,930)	$(2,261,274)
Less: Preferred stock dividends	190,000	-	190,000	-
Net loss attributable to common shareholders	$(1,828,901)	$(638,920)	$(4,027,930)	$(2,261,274)
Other comprehensive income:	-	-	-	-
Gain on change in fair value of derivative instrument	78,969	-	78,969	-
Comprehensive loss attributable to common shareholders	$(1,749,932)	$(638,920)	$(3,948,961)	$(2,261,274)

Total Weighted Average Shares of Common Stock Outstanding – Basic & Diluted	2,618,077	2,304,841	2,591,956	2,251,522

Basic & Diluted Loss Per Share Attributable to Common Stockholders	$(0.70)	$(0.28)	$(1.55)	$(1.00)

Reconciliation of Non-GAAP Measures

The following tables reconcile net income (loss), which we believe is the most comparable GAAP measure, to Net Operating Income (“NOI”):

	Three Months ended September 30,			Nine Months ended September 30,
	2023	2022		2023	2022

Net loss attributable to Generation Income Properties, Inc.	$(1,638,901)	$(638,920)		$(3,837,930)	$(2,261,274)
Plus: Net income attributable to non-controlling interest	425,636	126,803		681,915	386,947
Net income (loss)	(1,213,265)	(512,117)	-	(3,156,015)	(1,874,327)

Plus:
General and administrative expense	$530,538	$408,570		$1,233,674	$1,222,986
Depreciation and amortization	981,419	561,510		2,096,970	1,551,079
Interest expense, net	770,624	382,440		1,706,585	1,088,361
Compensation costs	346,196	334,992		980,202	925,432
Other expense	639	-		506,639	-
Income on investment in tenancy-in-common	(3,362)	(16,751)		(32,773)	(23,841)
Dead deal expense	-	45,660		109,569	153,031
Loss on debt extinguishment	-	-		-	144,029
Net Operating Income	$1,412,789	$1,204,304		$3,444,851	$3,186,750

The following unaudited tables reconcile net income (loss), which we believe is the most comparable GAAP measure, to FFO, Core FFO, AFFO, and Core AFFO:

	Three Months ended September 30,		Nine Months ended September 30,
	2023	2022	2023	2022

Net loss	$(1,213,265)	$(512,117)	$(3,156,015)	$(1,874,327)
Other expense	639	-	506,639	-
Depreciation and amortization	981,419	561,510	2,096,970	1,551,079
Funds From Operations	$(231,207)	$49,393	$(552,406)	$(323,248)
Amortization of debt issuance costs	46,260	27,758	103,990	89,364
Non-cash stock compensation	119,380	110,869	287,067	328,913
Adjustments to Funds From Operations	$165,640	$138,627	$391,057	$418,277
Core Funds From Operations	$(65,567)	$188,020	$(161,349)	$95,029

Net loss	$(1,213,265)	$(512,117)	$(3,156,015)	$(1,874,327)
Other expense	639	-	506,639	-
Depreciation and amortization	981,419	561,510	2,096,970	1,551,079
Amortization of debt issuance costs	46,260	27,758	103,990	89,364
Above and below-market lease amortization, net	20,398	(26,297)	(81,957)	(76,478)
Straight line rent, net	20,942	13,203	61,383	29,263
Adjustments to net loss	$1,069,658	$576,174	$2,687,025	$1,593,228
Adjusted Funds From Operations	$(143,607)	$64,057	$(468,990)	$(281,099)

Dead deal expense	$-	$45,660	$109,569	$153,031
Loss on debt extinguishment	$-	$-	$-	$144,029
Write off of deferred financing costs	$-	$137,522	$-	$137,522
Non-cash stock compensation	$119,380	$110,869	$287,067	$328,913
Adjustments to Adjusted Funds From Operations	$119,380	$294,051	$396,636	$763,495
Core Adjusted Funds From Operations	$(24,227)	$358,108	$(72,354)	$482,396

Net loss	$(1,213,265)	$(512,117)	$(3,156,015)	$(1,874,327)
Net income attributable to non-controlling interests	(425,636)	(126,803)	(681,915)	(386,947)
Net loss attributable to Generation Income Properties, Inc.	$(1,638,901)	$(638,920)	$(3,837,930)	$(2,261,274)
Preferred stock dividends	$(190,000)	$-	$(190,000)	$-
Net loss attributable to common shareholders	$(1,828,901)	$(638,920)	$(4,027,930)	$(2,261,274)

Our reported results are presented in accordance with GAAP. We also disclose funds from operations ("FFO"), adjusted funds from operations ("AFFO"), core funds from operations ("Core FFO") and core adjusted funds of operations ("Core AFFO") all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs.

FFO and related measures do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income or loss as a performance measure or cash flows from operations as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures.

We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude non-recurring or extraordinary items (as defined by GAAP), net gains from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets, and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries. We then adjust FFO for non-cash revenues and expenses such as amortization of deferred financing costs, above and below market lease intangible amortization, straight line rent adjustment where the Company is both the lessor and lessee, and non-cash stock compensation to calculate Core AFFO.

FFO is used by management, investors, and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that AFFO is an additional useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. FFO and AFFO may not be comparable to similarly titled measures employed by other companies. We believe that Core FFO and Core AFFO are useful measures for management and investors because they further remove the effect of non-cash expenses and certain other expenses that are not directly related to real estate operations. We use each as measures of our performance when we formulate corporate goals.

As FFO excludes depreciation and amortization, gains and losses from property dispositions that are available for distribution to stockholders and non-recurring or extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, providing a perspective not immediately apparent from net income or loss. However, FFO should not be viewed as an alternative measure of our operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties which could be significant economic costs and could materially impact our results from operations. Additionally, FFO does not reflect distributions paid to redeemable non-controlling interests.

Investor Contacts

Investor Relations

ir@gipreit.com